U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2011
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)
1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On May 2, 2011, Celanese US Holdings LLC (the “Issuer”), a wholly-owned subsidiary of Celanese Corporation (“Celanese”, and together with the Issuer, the “Company”), entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (collectively, the “Underwriters”), providing for the offer and sale by the Issuer of $400,000,000 aggregate principal amount of 5⅞% Senior Notes due 2021 (the “Notes”). The offering of the Notes was registered under the Securities Act of 1933, as amended, and is being made pursuant to the Company’s Registration Statement on Form S-3, Reg. Nos. 333-173822 and 333-173822-01 through 333-173822-15 and the Prospectus included therein, filed by the Company with the Securities and Exchange Commission (“Commission”) on April 29, 2011, the related Prospectus Supplement dated May 2, 2011, and the Free Writing Prospectus accepted for filing by the Commission on May 2, 2011.
     The Notes have been issued under an Indenture, dated as of May 6, 2011, by and between the Issuer, Celanese and Wells Fargo Bank, National Association, as trustee, as amended by a First Supplemental Indenture, dated as of May 6, 2011, by and between the Issuer, Celanese, certain subsidiary guarantors and Wells Fargo Bank, National Association, as trustee (collectively, the “Indenture”). The issuance and sale of the Notes closed on May 6, 2011. The form of Note and the Indenture are filed as Exhibits 4.1 through 4.3 to this Current Report and are incorporated herein by reference.
     The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities arising out of or in connection with the sale of the Notes and customary contribution provisions in respect of those liabilities.
     The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference. Certain of the Underwriters and their related entities have engaged and may engage in various financial advisory, commercial banking and investment banking transactions with the Company in the ordinary course of their business, for which they have received, or will receive, customary compensation and expenses.
Item 7.01 Regulation FD Disclosure.*
     On May 6, 2011, Celanese issued a press release announcing the closing of the issuance and sale of $400,000,000 aggregate principal amount of its 5⅞% Senior Notes due 2021. A copy of the press release is furnished with this Current Report as Exhibit 99.1.
Item 8.01 Other Events.
     The opinion and consent of Gibson, Dunn & Crutcher LLP in connection with the validity of the Notes offered under the Registration Statement are filed as Exhibit 5.1 and 23.1, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Numbers	Descriptions
4.1	Form of 5⅞% Senior Note due 2021.

4.2	Indenture, dated as of May 6, 2011, by and between Celanese US Holdings LLC, Celanese Corporation and Wells Fargo Bank, National Association, as trustee.

4.3	First Supplemental Indenture, dated as of May 6, 2011, by and between Celanese US Holdings LLC, Celanese Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated May 6, 2011.

10.1	Underwriting Agreement, dated May 2, 2011, by and among Celanese US Holdings LLC, Celanese Corporation, the other subsidiary guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

99.1	Press Release, dated May 6, 2011.*

*	The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. The disclosure in Item 7.01 of this Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ James R. Peacock III
	Name:	James R. Peacock III
	Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date: May 6, 2011

Exhibit Index

Exhibit
Numbers	Descriptions
4.1	Form of 5⅞% Senior Note due 2021.

4.2	Indenture, dated as of May 6, 2011, by and between Celanese US Holdings LLC, Celanese Corporation and Wells Fargo Bank, National Association, as trustee.

4.3	First Supplemental Indenture, dated as of May 6, 2011, by and between Celanese US Holdings LLC, Celanese Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated May 6, 2011.

10.1	Underwriting Agreement, dated May 2, 2011, by and among Celanese US Holdings LLC, Celanese Corporation, the other subsidiary guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

99.1	Press Release, dated May 6, 2011.*

*	The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. The disclosure in Item 7.01 of this Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

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